UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2019

DUKE ENERGY INDIANA, LLC

(Exact Name of Registrant as Specified in its Charter)

Indiana	1-3543	35-0594457
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1000 East Main Street, Plainfield, Indiana 46168

(Address of Principal Executive Offices, including Zip code)

(704) 382-3853

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
None

Item 8.01. Other Events.

On September 27, 2019, Duke Energy Indiana, LLC (the “Company”) consummated the issuance and sale of the securities described below pursuant to an underwriting agreement, dated September 25, 2019 (the “Underwriting Agreement”), with BofA Securities, Inc., Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc. and SunTrust Robinson Humphrey, Inc., as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $500,000,000 aggregate principal amount of the Company’s First Mortgage Bonds, Series YYY, 3.25%, Due October 1, 2049 (the “Bonds”). The Bonds were sold to the Underwriters at a discount to their principal amount. The Bonds were issued under our Indenture of Mortgage or Deed of Trust, dated September 1, 1939, between the Company and Deutsche Bank National Trust Company, as Trustee, as amended and supplemented from time to time (the “Indenture”), including by the Sixty-Ninth Supplemental Indenture, dated as of September 27, 2019 (the “Supplemental Indenture”). The disclosure in this Item 8.01 is qualified in its entirety by the provisions of the Indenture, the Supplemental Indenture, which together with the form of global bonds evidencing the Bonds, is filed as Exhibit 4.1 hereto, and the Underwriting Agreement, which is filed as Exhibit 99.1 hereto. Such exhibits are incorporated herein by reference. Also, in connection with the issuance and sale of the Bonds, the Company is filing a legal opinion regarding the validity of the Bonds as Exhibit 5.1 to this Form 8-K for the purpose of incorporating the opinion into the Company’s Registration Statement No. 333-233896-04.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description
Exhibit 4.1	Sixty-Ninth Supplemental Indenture, dated as of September 27, 2019, between the Company and Deutsche Bank National Trust Company, as Trustee and form of global bonds.

Exhibit 5.1	Opinion regarding validity of the Bonds.

Exhibit 23.1	Consent (included as part of Exhibit 5.1).

Exhibit 99.1	Underwriting Agreement, dated September 25, 2019, among the Company and BofA Securities, Inc., Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc. and SunTrust Robinson Humphrey, Inc., as representatives of the several underwriters named therein.

Exhibit 104	Cover Page Interactive Data file (the Cover Page Interactive Data file is embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY INDIANA, LLC

Date: September 27, 2019

	By:	/s/ Robert T. Lucas III, Esq.
Name: Robert T. Lucas III, Esq.
Title: Assistant Secretary

2